Subsequent Events	6 Months Ended
Apr. 30, 2026
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 21 – SUBSEQUENT EVENTS

On April 27, 2026, prior to the balance sheet date, Mr. Tao Li resigned as a director, chairman of the board, and Chief Executive Officer. The resignation was not the result of any disagreement with the Group. On May 4, 2026, the remaining members of the Board of Directors elected Mr. Hongye Zhang as a director, chairman of the Board, and Chief Executive Officer to fill the vacancy resulting from Mr. Li’s resignation, effective immediately. Mr. Zhang most recently served as Operations Director at Beijing NEV Intelligent Cockpit Integration Project since January 2019 and has a background in automotive electronic control and technical supervision.

These events occurred after the reporting period and do not affect the financial statements as of April 30, 2026.